June 13, 2019

The Chartwell Funds

Berwyn Income Fund

Supplement to Prospectus and Statement of Additional Information

Dated March 1, 2019

1.	Effective June 13, 2019, the Prospectus dated March 1, 2019, for The Chartwell Funds is hereby amended to reflect a change in the payment of net investment income on a quarterly basis to a monthly basis for the Berwyn Income Fund (the “Fund”).

The “Dividends and Distributions” section on page 73 of the Prospectus is hereby deleted in its entirety and replaced as follows:

The Chartwell Mid Cap Value Fund, Chartwell Small Cap Growth Fund and Chartwell Small Cap Value Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Berwyn Income Fund and Chartwell Short Duration High Yield Fund will make distributions of net investment income on a monthly basis and net capital gains, if any, on an annual basis, typically in December. The Funds may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) to receive all dividends and distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

2.	Effective June 13, 2019, the Statement of Additional Information (‘SAI”), dated March 1, 2019, for The Chartwell Funds is hereby amended to reflect the following information for the Berwyn Income Fund (the “Fund”).

The following information replaces the “Derivatives” section of the table in the “Investment Strategies, Policies and Risks” section relating to the Fund in its entirety:

Securities and Investment Techniques	Berwyn Income Fund
Derivatives	X*
Futures	X*
Options on Securities and Securities Indices
Over-the-counter Derivative Transactions	X*
Swaps	X*
Forward Contracts	X*

*	Non-principal investment strategy for the Fund.

Further Information

For further information, please contact the Funds toll-free at 1-888-995-5505. You may also obtain additional copies of the Funds’ Prospectus and Statement of Additional Information, free of charge, by writing to the Funds c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246, by calling the Funds toll-free at the number above or by visiting the Funds’ website at https://www.chartwellip.com.

Please retain this Supplement for future reference.